UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 6, 2004


                        DIMENSIONAL VISIONS INCORPORATED
                 -----------------------------------------------
                 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)


             NEVADA                   001-10196           23-2517953
 ------------------------------------------------------------------------------
           (STATE OF              (COMMISSION FILE       (IRS EMPLOYER
          INCORPORATION)                NUMBER)       IDENTIFICATION NO.)



                        8777 N.GAINEY CENTER DRIVE, #191
                            Scottsdale, Arizona 85260
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (480) 471-8500
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 8.01  OTHER EVENTS.

The Registrant's proposed Seven Hundred Fifty Thousand Dollar ($750,000.00) private placement financing to accredited investors has been cancelled with nothing raised. Further, the negotiations by the Registrant to acquire Global Entertainment Marketing & Advertising, Inc. has been terminated.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DIMENSIONAL VISIONS INCORPORATED



                                    By: /s/ Preston J. Shea
                                    ---------------------------------
                                        Preston J. Shea, President

Dated: September 22, 2004